Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Omni Bio Pharmaceutical, Inc. (the “Company”) on Form 10-K for the fiscal year ended March 31, 2014 (the “Report”), the undersigned, Chief Executive and Financial Officer of the Company, hereby certifies that, to the best of his knowledge:

(1)           The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2)           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the period covered by this report.

Date: June 16, 2014	/s/ Bruce E. Schneider
Bruce E. Schneider
Chief Executive and Financial Officer